Execution Version SOLAR POWER SYSTEM PURCHASE AGREEMENT This is an agreement (the “Agreement”) dated as of June 9, 2025, between Lennar Homes, LLC (together with its Affiliates, “Buyer”), a Florida limited liability company, and Sunnova TEP Developer, LLC (“Seller”), a Delaware corporation. Purchasers and Sellers are referred to herein individually as a “Party” and collectively as the “Parties.” WHEREAS, Seller commenced a voluntary case under the Bankruptcy Code in the Bankruptcy Court on June 1, 2025 and certain associated entities commenced voluntary cases on June 8, 2025 (collectively, the “Bankruptcy Cases”); WHEREAS, under Master Contractor Agreements (the “Master Contractor Agreements”) dated February 10, 2022, as amended by agreements executed January 10, 2025 and March 23, 2024, Seller has installed the Installed Systems; WHEREAS, the homes in or on which the Installed Systems are installed have not yet been closed by Buyer to homebuyers; WHEREAS, the Installed Systems are fully installed and ready for activation, but have not yet been activated, and are still owned by Seller; and WHEREAS, Buyer wishes to purchase the Purchased Assets from Seller, and Seller wishes to sell the Purchased Assets to Buyer, and Seller wishes to have Buyer assume, and Buyer wishes to assume, all the Assumed Liabilities. NOW, THEREFORE, Buyer and Seller, intending to be legally bound, agree as follows: ARTICLE I DEFINITIONS Section 1.01 All capitalized terms used, but not defined, in this Agreement will have the meanings given to them in the Master Contractor Agreement. Section 1.02 When used in this Agreement, the terms below will have the following meanings: (a) “Action” means any action, suit, litigation, arbitration, mediation, audit, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding) or prosecution of any kind whatsoever whether sounding in contract or tort, or whether at law or in equity, or otherwise under any legal or equitable theory, commenced, brought, conducted or heard by or before any Governmental Authority. (b) “Added System Adjustment Amount” means the sum of the values of all PV System or Storage System that are added by the Parties to Exhibit 1 pursuant to Section 3.03. 2 (c) “Advisors” means, with respect to any Person as of any relevant time, any directors, officers, employees, investment bankers, financial advisors, accountants, agents, attorneys, consultants, or other representatives of such Person. (d) “Affiliate” of a person is an entity that controls, is controlled by or is under common control with that person. (e) “Alternative Transaction” means any transaction (or series of transactions), whether direct or indirect, whereby any Person or group of Persons (other than Seller and their Affiliates or Buyer and its Affiliates) acquires (i) beneficial ownership of a majority of the Equity Interests of Seller or (ii) any Purchased Assets (other than a de minimis amount), in each case whether by merger, sale of assets or equity, transfer, exchange, recapitalization, plan of reorganization or otherwise. A liquidation or wind-down of Seller’s estates (or a plan in the Bankruptcy Cases approving a liquidation or wind-down) shall not be an Alternative Transaction. (f) “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq, as amended. (g) “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas. (h) “Business” means the business operations of Seller as it pertains to the Purchased Assets. (i) “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required by Law to be closed in New York, New York. (j) “Contract” means any contract, indenture, note, bond, lease, sublease, mortgage, agreement, guarantee, or other agreement that is binding upon a Person or its property, in each case, other than an invoice, a purchase order, service order, or sales order. (k) “Cure Costs” costs required to be paid pursuant to Section 365 of the Bankruptcy Code in connection with the assumption and assignment of executory Contracts or unexpired Leases related to the Purchased Assets. (l) “Debtors” means, collectively, the debtors-in-possession in the Bankruptcy Cases. (m) “Debtor Seller” means a Seller that is a Debtor. (n) “Divested Systems Adjustment Amount” means the sum of the values of all PV System or Storage System for which the home has closed with a home buyer prior to Closing, as determined in accordance with Exhibit 1. (o) “Encumbrance” means any liens, claims, defenses (including rights of setoff and recoupment), and interests, in each case, in, on, or related to the Installed Systems, including security interests or similar interests of whatever kind or nature, liens as defined in section 101(37) of the Bankruptcy Code, encumbrances, mortgages, deed of trust, conditional sales 3 or other title retention agreements, pledges, deeds of trust, hypothecations, mechanics’ and materialman’s liens, assignments, preferences, debts, easements, charges, suits, licenses, options, profit sharing interest, rights of recovery, judgments, right of way, encroachment, right of first offer, right of first refusal, purchase, or repurchase right or option, orders and decrees of any court or foreign or domestic governmental entity, taxes (including foreign, state, and local taxes), licenses, covenants, restrictions, indentures, instruments, leases, options, off-sets, causes of action, contract rights and claims, to the fullest extent of the law, in each case, of any kind or nature in, on, or related to the Installed Systems (including all “claims” as defined in section 101(5) of the Bankruptcy Code), known or unknown, whether prepetition or postpetition, secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, perfected or unperfected, liquidated or unliquidated, noticed or unnoticed, recorded or unrecorded, contingent or non-contingent, material or non-material, statutory or non-statutory, matured or unmatured, legal or equitable, including any and all such liabilities, causes of action, contract rights and claims arising out of the Seller’s continued operations following the Closing Date. (p) “Equipment” means equipment, computers, furniture, furnishings, fixtures, office supplies, vehicles and other fixed assets. (q) “Equity Interests” means, with respect to a Person, any (a) membership interests, partnership interests, profits interests, capital stock or other equity securities (including profit participation features or stock or equity appreciation rights, “phantom” stock rights, stock- based performance units, or other similar rights) or other ownership interests of such Person, or (b) any securities (including debt securities or other indebtedness), options, warrants, rights to subscribe to, purchase rights, calls or commitments relating to the issuance, purchase, or sale or repurchase of or exercisable or exchangeable for or convertible into, or other rights to acquire any of the items in clause (a) of such Person. (r) “Express Representations” means the representations and warranties expressly contained in ARTICLE V and the Transaction Documents (in each case, in accordance with the express terms and conditions (including limitations and exclusions) of this Agreement and the Transaction Documents). (s) “Fraud” means an actual and intentional fraud (i) by Seller in the making of the representations and warranties in (x) Section 5.02 or (y) any certificate delivered pursuant to Section 4.04(b) or (ii) by Buyer in the making of the representations and warranties in (x) Section 5.01 or (y) any certificate delivered pursuant to Section 4.05(b); provided, in each case, that such Fraud shall only be deemed to exist if, at the time such representation or warranty was made, (a) such representation or warranty was false or inaccurate, (b) the party making such representation or warranty had actual knowledge of the falsity or inaccuracy of such representation or warranty, (c) such party made such false or inaccurate representation or warranty with an intent to deceive the other party and induce such other party to take action or refrain from taking action in reliance thereon, and (d) the other party acted in justifiable reliance on such false or inaccurate representation or warranty and suffered or incurred actual damages as a result of such reliance. For the avoidance of doubt, “Fraud” shall not include any cause of action based on constructive or imputed knowledge, equitable fraud, constructive fraud, promissory fraud or any tort (including a claim for fraud) based on negligence, recklessness or any similar theory. 4 (t) “GAAP” means generally accepted accounting principles in the United States. (u) “Governmental Authority” means any United States or non-United States national, federal, municipal, state, provincial, territorial, or local governmental or quasi- governmental, administrative or regulatory authority, department, agency, board, bureau, official, commission, body or other similar authority or instrumentality (including any self-regulatory authority, securities exchange, court or similar tribunal). (v) “Indebtedness” means, with respect to the Seller, indebtedness for borrowed money, any debt securities or rights to acquire any debt securities, or guarantee of any such indebtedness or any debt securities of another Person. (w) “Installed System” is a PV System, and in some instances a Storage System, installed in a home listed on Exhibit 1, including all the equipment and materials that are parts of such PV System and Storage System, as applicable; provided that an Installed System shall not include a PV System or Storage System that both (a) was leased or sold to any Person and (b) the home upon which the PV System or Storage System is installed has been sold to such Person and such home sale has closed. (x) “Law” means any federal, state, provincial, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, determination, decision or opinion of any Governmental Authority. (y) “Lease” means all leases, subleases, licenses, concessions and other agreements pursuant to which any Person holds any good and valid leasehold interest to all real property used or intended to be used in, or otherwise related to, the Purchased Assets that is leased, subleased, licensed or otherwise occupied by the Seller (including all amendments, assignments, renewals, guarantees and other agreements with respect thereto). (z) “Liability” means, as to any Person, any debt, adverse claim, liability, duty, responsibility, obligation, commitment, assessment, cost, expense, loss, expenditure, charge, fee, penalty, fine, contribution, or premium of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, absolute or contingent, direct or indirect, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and regardless of when sustained, incurred or asserted or when the relevant events occurred or circumstances existed. (aa) “Material Adverse Effect” means (x) any event, change, condition, occurrence or effect that individually or in the aggregate has had a material adverse effect on the Purchased Assets, taken as a whole or (y) an Effect that individually or in the aggregate, has prevented or materially delayed or would prevent or materially delay the Transactions or has materially impaired or would materially impair the ability of Seller to consummate the Transactions; provided, however, that none of the following events, changes, conditions, circumstances, developments or effects (or the results thereof, each, an “Effect”) shall be deemed to constitute a “Material Adverse Effect” and shall not be taken into account, individually or in the aggregate, in determining whether a Material Adverse Effect has occurred: (a) the execution of

5 this Agreement or the filing of the Petitions and compliance with the express provisions of this Agreement and any action of Buyer or its Affiliates, (b) the filing or pendency of the Petitions or the Bankruptcy Cases, including, (i) any objections in the Bankruptcy Court to this Agreement or the Transactions or the Sale Order or the reorganization or liquidation of Seller and its Affiliates and (ii) any other Order of the Bankruptcy Court or any actions or omissions of Seller in compliance therewith, (c) the failure of Seller or its Affiliates to meet any internal or published projections, forecasts, estimates or predictions (provided that this clause (c) shall not prevent a determination that any change, event, circumstance or effect underlying such failure has resulted in a Material Adverse Effect, unless such change, event, circumstance or effect is otherwise excepted by this definition), (d) changes after the date of this Agreement in law or GAAP or other applicable accounting principles or standards in the United States of America or elsewhere, or changes in the interpretation or enforcement of any of the foregoing; (e) volcanic eruptions, tsunamis, effects of climate change, earthquakes, floods, storms, hurricanes, tornadoes, fires, epidemics, pandemics, disease outbreak, public health crises, acts of god or natural or man-made disasters, in each case, including any direct or indirect consequence or condition thereof, including outbreaks (including “Coronavirus” or “COVID-19”) or additional waves of outbreaks of any contagious diseases, or any quarantine or trade restrictions related thereto or any other force majeure, (f) changes in general economic conditions, currency exchange rates or United States of America or international securities, currency, debt or equity markets, (including (A) any disruption of any of such markets, (B) any change in currency exchange rates, (C) any decline or rise in the price of any security, commodity or index, and (D) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for the Transactions), (g) general trends, events or conditions generally affecting the industry, markets or geographic areas in which Seller operates, including supply chain disruptions, labor strikes and changes in customer or supplier behavior, (h) national or international political or social conditions, including hostilities, tariffs, trade wars, sanctions or trade policies, riots, protests, acts of terror, police actions, civil unrest, sabotage, cyber attacks, war (whether or not declared), any local, regional, national or international political or social conditions or any escalation or worsening of any of the foregoing, the engagement by the United States of America or any other country in hostilities or the escalation of any hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military, or terrorist (whether or not state-sponsored) attack upon the United States of America or any other country, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, asset, Equipment, or personnel of the United States of America or of any other country, (i) the negotiation, announcement, or pendency of this Agreement or the Transactions (except any Effects arising from or related to the identity, nature, or ownership of Buyer or Buyer’s plans with respect to the Purchased Assets and the business of Seller with respect to the Purchased Assets, including the impact on the relationships, contractual or otherwise, of the business of Seller with respect to the Purchased Assets with employees, customers, lessors, suppliers, vendors, or other commercial partners or litigation arising from or relating to this Agreement or the Transactions), (j) ordinary course seasonal fluctuations in the business of Seller with respect to the Purchased Assets, or (k) any action taken by Buyer or its Affiliates with respect to the Transactions or the financing of the Transactions; provided, however, that, in the case of clauses (d), (e), (f), (g), (h) and (j), such events, changes, conditions, circumstances, developments or effects shall be taken into effect in determining whether any such material adverse effect has occurred to the extent that any such events, changes, conditions, circumstances, developments or effects have a material and 6 disproportionate adverse effect on the Purchased Assets, taken as a whole, relative to similar assets being used in similar businesses operating in the industry or markets in which Seller operate, but only to the extent of such disproportionate impact. (bb) “Order” means any order, writ, judgment, injunction, decree, rule, ruling, directive, determination or award made, issued or entered by or with any arbitrator or Governmental Authority, whether preliminary, interlocutory or final, including by the Bankruptcy Court in the Bankruptcy Cases (including the Sale Order). (cc) “Ordinary Course” means the ordinary and usual course of operations of the Purchased Assets, taken as a whole, taking into account the contemplation, commencement and pendency of the Bankruptcy Cases and recent past practice in response to any tariffs, sanctions, or trade policies implemented by any Governmental Authority. (dd) “Permitted Encumbrances” means (i) Encumbrances for Taxes not yet due and payable, or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, or the nonpayment of which is permitted or required by the Bankruptcy Code, (ii) restrictive covenants, encroachments, and similar non-monetary Encumbrances or non-monetary impediments against any of the Installed Systems, in each case, that do not, individually or in the aggregate, adversely affect the operation of the Installed Systems, (iii) materialmans’, mechanics’, artisans’, shippers’, warehousemans’, or other similar common law or statutory liens incurred in the ordinary course of business for amounts not yet due and payable or that are being contested by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP and (iv) non-exclusive licenses of intellectual property granted in ordinary course of business. (ee) “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, labor union, organization, estate, Governmental Authority or other entity or group. (ff) “Petitions” means the voluntary petition under the Bankruptcy Code filed with the Bankruptcy Court by Seller that are debtors in the Bankruptcy Cases. (gg) “Pre-Closing Matters” means occurrences or events on or prior to the Closing. (hh) “PV System” means a residentially hosted roof-top solar electric generating system (consisting of photovoltaic panels, mounting racks, wiring and other electrical devices, conduits, one or more inverters, remote monitoring systems, connectors, meters, disconnects and other current devices). (ii) “Sale Motion” means the Debtors’ Emergency Motion for Entry of an Order (I) Authorizing and Approving the Private Sale of the New Homes Assets Free and Clear of Liens, Claims, Encumbrances, and Other Interests, (II) Approving the Assumption and Assignment of Executory Contracts and Unexpired Leases, and (III) Granting Related Relief. (jj) “Sale Order” means that certain Order approving the Sale Motion. 7 (kk) “Storage System” means batteries and other storage devices installed to interface with, or be a part of, a PV System. A Storage System that is intended to interface with, or be a part of, an Installed System is deemed to be part of that Installed System. (ll) “Tax” or “Taxes” means any and all federal, state, local, non-U.S. (or any governmental unit, agency, or political subdivision of any of the foregoing) or other taxes, customs, duties, charges, fees, levies, or other like assessments of whatever kind or nature, including all income, corporate, profits, employment (including Social Security, unemployment insurance and employee income tax withholding), franchise, license, gross receipts, sales, use, transfer, stamp, occupation, property, capital, severance, premium, alternative minimum, windfall profits, ad valorem, value added, excise, payroll, withholding, recapture and any unclaimed property or escheat payments; including any interest, penalty, fine or addition with respect thereto, that are imposed, assessed or collected by any Governmental Authority, in each case, whether disputed or not and including any express or implied obligations to indemnify or otherwise assume or succeed to the liability of any other Person for any such amounts. (mm) “Tax Return” means any return, claim for refund, report, statement or information return relating to Taxes filed or required to be filed with a Governmental Authority, including any schedule or attachment thereto, and including any amendments thereto. (nn) “Taxing Authority” means any U.S. federal, state, local, municipal, or foreign government, any subdivision, agency, commission or authority thereof or any quasi- Governmental Authority exercising Tax regulatory authority. (oo) “Transaction Documents” means this Agreement and the Bill of Sale and Assignment and Assumption Agreement. (pp) “Transactions” means the transactions contemplated by this Agreement, including the purchase and sale of the Purchased Assets in exchange for the Purchase Price. (qq) “Willful Breach” means an action or failure to act by one of the Parties hereto that constitutes a material breach of this Agreement, and such action was taken or such failure occurred with such Party’s knowledge or intention that such action or failure to act would reasonably be expected to constitute a material breach of this Agreement. Any failure by any Party to consummate the Closing within five (5) Business Days of when it is obligated to do so under the terms of this Agreement shall be deemed to be a Willful Breach by such Party. ARTICLE II ASSIGNMENT AND ASSUMPTION OF RIGHTS AND OBLIGATIONS Section 2.01 Assumed Liabilities. Pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, on the terms of this Agreement and subject to the entry into and terms of the Sale Order, at Closing, Seller shall sell and assign to Buyer, and Buyer shall purchase and acquire the Purchased Assets free and clear of all Liabilities and Encumbrances, other than Cure Costs (if any), and subject to Permitted Encumbrances (the “Assumed Liabilities”). 8 ARTICLE III SALE OF INSTALLED SYSTEMS Section 3.01 Purchased Assets. Pursuant to sections 105, 363 and 365 of the Bankruptcy Code, on the terms of this Agreement and subject to the entry into and terms of the Sale Order, at Closing, Seller shall sell and assign to Buyer, and Buyer shall purchase, acquire and accept from Seller: (a) all of Seller’s right, title and interest in the Installed Systems; (b) all warranties from manufacturers or suppliers of the Installed Systems (the “Warranties”); and (c) all easements or rights to use easements which Buyer or any other property owner has granted to Seller with regard to homes in or on which Installed Systems are located or the communities in which those homes are located (the “Easements”, and together with the Installed Systems and Warranties, the “Purchased Assets”). At Closing or as soon as practicable thereafter, at the reasonable request of Buyer and at Buyer’s sole cost and expense, Seller shall promptly execute and deliver to Buyer documents in recordable form by which (i) Seller assigns all Easements and (ii) Seller terminates all easements that have been granted to it by Buyer that relate to homes on which Installed Systems are located or the communities in which those homes are located. Section 3.02 Assumption and Assignment of Contracts. Seller shall provide notice of the motion seeking entry of the Sale Order to all parties to any executory Contracts or unexpired Leases to which a Debtor Seller is a party, and take all other actions reasonably necessary to cause such Contracts to be assumed by the applicable Debtor Sellers and assigned to the Buyer pursuant to section 365 of the Bankruptcy Code at Closing. The Sale Order shall provide that as of and conditioned upon the occurrence of the Closing, the applicable Debtor Sellers shall assume and assign or cause to be assigned to the Buyer the required contracts, each of which shall be identified by the name or appropriate description and date (if available), the counterparty to the contract and the address of such counterparty for notice purposes, all included in a notice filed with the Bankruptcy Court. Such notice to the contract counterparties shall also set forth Seller’s good faith estimate of the amounts necessary to cure any defaults under each of the contracts, as determined by Seller based on its books and records or as otherwise determined by the Bankruptcy Court, and summarizing the procedures for objecting thereto. At the Closing, or as soon as reasonably practicable thereafter, Seller shall, pursuant to the Sale Order, and the Bill of Sale and Assignment and Assumption Agreement, assume and assign to Buyer (the consideration for which is included in the Purchase Price) and Buyer shall accept and assume all contracts that may be assigned by Seller to Buyer pursuant to sections 363 and 365 of the Bankruptcy Code. Subject to entry of the Sale Order, at or prior to the Closing (i) the applicable Sellers shall assign such contracts to the applicable Buyer in accordance with the provisions of section 365 of the Bankruptcy Code and this Agreement, and (ii) following satisfaction of clause (i), Buyer shall in due course and in accordance with its respective terms pay and fully satisfy, discharge and perform all of the obligations under each contract pursuant to section 365 of the Bankruptcy Code.

9 Section 3.03 List of Installed Systems. The Parties agree to work in good faith to ensure that Exhibit 1 constitutes a list of all Installed Systems. If the Parties determine in good faith that a PV System or Storage System should have been, but was not, included on Exhibit 1, the Parties agree that Exhibit 1 may be modified to include the Installed System. Conversely, if the Parties determine in good faith that a PV System or Storage System listed on Exhibit 1 should not have been, but was, included on Exhibit 1, the Parties agree that Exhibit 1 may be modified to exclude the PV System or Storage System. The Parties agree to work in good faith to compensate the other Party for any PV System or Storage System included or excluded from Exhibit 1 in error. ARTICLE IV PAYMENT FOR INSTALLED SYSTEMS; CLOSING Section 4.01 Purchase Price. The aggregate consideration (the “Purchase Price”) to be paid by Buyer to Seller for the purchase of the Purchased Assets shall be: (a) the assumption of the Assumed Liabilities, plus (b) the sum of $16,079,039 (the “Cash Payment”), minus (c) the Divested Systems Adjustment Amount, plus (d) the Added System Adjustment Amount. Section 4.02 Closing Date Payment. At the Closing, Buyer shall deliver, or cause to be delivered, to Seller the Cash Payment (the “Closing Date Payment”). The Closing Date Payment and any payment required to be made pursuant to any other provision hereof shall be made in cash by wire transfer of immediately available funds to such bank account as shall be designated in writing by the applicable Party to (or for the benefit of) whom such payment is to be made, and such designation shall be made, at least two (2) Business Days prior to the date such payment is to be made. Section 4.03 Closing. The closing of the purchase and sale of the Purchased Assets, the delivery of the Purchase Price, the assumption of the Assumed Liabilities in accordance with this Agreement (the “Closing”) will take place by telephone conference and electronic exchange of documents (or, if the Parties agree to hold a physical closing, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022) at 10:00 a.m. Eastern Time on the second (2nd) Business Day following full satisfaction or due waiver (by the Party entitled to the benefit of such condition) of the closing conditions set forth in ARTICLE VIII (other than conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), or at such other place and time, and by such other method, as the Parties may agree in writing. The date on which the Closing actually occurs is referred to herein as the “Closing Date”. Section 4.04 Closing Deliveries by Seller. At or prior to the Closing, Seller shall deliver to Buyer: (a) a Bill of Sale and Assignment and Assumption Agreement (the “Bill of Sale and Assignment and Assumption Agreement”) that will perfect, or will evidence, the transfer of ownership of the Purchased Assets and Assumed Liabilities, by Seller to Buyer, in a form that is reasonably acceptable to Buyer and Seller; 10 (b) an officer’s certificate, dated as of the Closing Date, executed by a duly authorized officer of Seller certifying that the conditions set forth in Section 8.02(a) and Section 8.02(b) have been satisfied. Section 4.05 Closing Deliveries by Buyer. At or prior to the Closing, Buyer shall deliver to Buyer: (a) the Closing Date Payment; (b) the Bill of Sale and Assignment and Assumption Agreement duly executed by the Buyer; and (c) an officer’s certificate, dated as of the Closing Date, executed by a duly authorized officer of Buyer certifying that the conditions set forth in Section 8.03(a) and Section 8.03(b) have been satisfied. ARTICLE V REPRESENTATIONS AND WARRANTIES Section 5.01 Buyer Representations. Buyer hereby represents and warrants to Seller as follows: (a) Buyer has been duly formed and is in good standing under the laws of the state in which it was formed, except as would not have a Material Adverse Effect. (b) Buyer has all power and authority necessary to enable it to enter into this Agreement and fulfill all its obligations under this Agreement, except as would not have a Material Adverse Effect. (c) Buyer has all approvals and authorizations that are necessary to enable it to enter into this Agreement and fulfill all its obligations under this Agreement, except as would not have a Material Adverse Effect. (d) Buyer is not a party to any agreement or subject to any order of a court or other governmental authority that restricts or prohibits it from carrying out the transactions that are the subject of this Agreement or requires the approval or consent of any Person, court or other Governmental Authority that has not been obtained to its entering into this Agreement or fulfilling all its obligations under this Agreement, except as would not have a Material Adverse Effect. (e) Buyer has duly executed this Agreement, which is a valid and binding agreement, enforceable against it in accordance with its terms, except to the extent enforceability is affected by insolvency laws or equitable principles of general application. Section 5.02 Seller Representations. Except as disclosed in (i) the forms, reports, schedules, statements, exhibits and other documents filed with the Securities and Exchange Commission by Sunnova Energy International Inc., a Delaware corporation (“Parent”), in respect of Sellers, their Affiliates, and their businesses to the extent publicly available on the EDGAR system of the United States Securities and Exchange Commission (the “Filed SEC Documents”) 11 (other than any disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” and any other disclosures included therein to the extent they are forward-looking in nature) prior to 11:59 P.M. ET on June 7, 2025, and (ii) any forms, statements or other documents filed with the Bankruptcy Court prior to 11:59 P.M. ET on June 7, 2025, Seller represents and warrants to Buyer as follows: (a) Seller has been duly formed and is in good standing under the laws of the state in which it was formed, except as would not have a Material Adverse Effect. (b) Seller has all power and authority necessary to enable it to enter into this Agreement and fulfill all its obligations under this Agreement, except as would not have a Material Adverse Effect. (c) Seller has all approvals and authorizations that are necessary to enable it to enter into this Agreement and fulfill all its obligations under this Agreement, except as would not have a Material Adverse Effect. (d) Seller is not a party to any agreement or subject to any order of a court or other governmental authority that restricts or prohibits it from carrying out the transactions that are the subject of this agreement or requires the approval or consent of any Person, court or other Governmental Authority that has not been obtained to its entering into this Agreement or fulfilling all its obligations under this Agreement, except as would not have a Material Adverse Effect. (e) Seller has duly executed this Agreement, which is a valid and binding agreement, enforceable against it in accordance with its terms, except to the extent enforceability is affected by insolvency laws or equitable principles of general application. (f) Seller owns title to the Installed Systems, free and clear of all Encumbrances (other than Permitted Encumbrances), and at Closing, Buyer will become the owner of the Installed Systems, free and clear of all Encumbrances (other than Permitted Encumbrances), except as would not have a Material Adverse Effect. (g) Each of the Installed Systems (i) has been structurally, mechanically, electrically and functionally completed and tested and shown to be capable of operating in a reliable and continuous manner and (ii) will qualify, without material additional installation work, for all permits to operate in the intended manner (including authority from local authorities and utilities to connect to the local grid and commence parallel action), except as would not, in each case of clauses (i) and (ii), have a Material Adverse Effect. (h) None of the representations or warranties of Seller contained in this Agreement, nor any of the Exhibits attached to it, and no other information provided by Seller, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements that were made not misleading in light of the circumstances under which they were made, except as would not have a Material Adverse Effect. ARTICLE VI TAX MATTERS 12 Section 6.01 Transfer Taxes. Any U.S. federal, state, local, and non-U.S., sales, use, excise, value added, registration, real property, purchase, transfer, franchise, deed, fixed asset, stamp, documentary stamp, or other similar Taxes and recording charges (including all related interest, penalties, and additions to any of the foregoing) payable by reason of the sale of the acquired assets under this Agreement or the assumption of the assumed obligations under this Agreement (the “Transfer Taxes”) shall be borne and timely paid by Buyer, and Buyer shall timely file all Tax Returns related to any Transfer Taxes with the appropriate Taxing Authority unless Seller is required to do so by Law (in which case the parties shall reasonably cooperate in the filing of such Tax Return); provided, however, that Transfer Taxes shall not include any federal, state, local, or non-U.S. income taxes. The parties will cooperate in good faith prior to closing to determine the amount of Transfer Taxes required to be paid in connection with the Agreement, and shall cooperate in good faith to reduce the amount of Transfer Taxes payable, including by soliciting and providing appropriate resale exemption certificates or other evidence acceptable to the parties, as appropriate, of exemption from such Transfer Taxes. ARTICLE VII COVENANTS AND AGREEMENTS Section 7.01 Conduct of Business of Seller. (a) Except (A) any limitations on operations imposed by the Bankruptcy Court or the Bankruptcy Code including as required or approved by any Order of the Bankruptcy Court, (C) as required or limited by applicable Law (including the Bankruptcy Code) or Order or Seller’s debtor-in-possession financing or use of cash collateral, as applicable, (D) as expressly required by the terms of this Agreement or any other Transaction Document or (E) as otherwise consented to in writing by the Buyer (such consent not to be unreasonably withheld, conditioned or delayed), during the period commencing on the date of this Agreement and continuing through the Closing or the earlier valid termination of this Agreement in accordance with its terms, the Seller shall not: (i) Sell or lease to any Person, in a single transaction or series of related transactions, any of the Purchased Assets, except in the Ordinary Course; (ii) Grant any Encumbrance (other than Permitted Encumbrances) on any of its Purchased Assets other than to secure Indebtedness and other obligations in existence at the date of this Agreement (and required to be so secured by their terms); or (iii) Commit or agree to take any of the foregoing actions. (b) Nothing contained in this Agreement is intended to give Buyer or their Affiliates, directly or indirectly, the right to control or direct the Business (or the other business of Seller and their Affiliates) prior to the Closing, and nothing contained in this Agreement is intended to give any Seller, directly or indirectly, the right to control or direct Buyer’s operations. Prior to the Closing, each of Buyer and Seller shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations. Notwithstanding anything to the contrary contained herein, (i) any action taken, or omitted to be taken, by any Seller pursuant to any Law, Order, directive, pronouncement or guideline issued by any Governmental Authority or industry group providing for business closures, “sheltering-in-place” or other

13 restrictions that relates to, or arises out of, any pandemic, epidemic or disease outbreak shall in no event be deemed to constitute a breach of this Section 7.01(b) and (ii) any action taken, or omitted to be taken, by a Seller to protect the business of such Seller that is responsive to any pandemic, epidemic or disease outbreak, as determined by Seller in its sole and reasonable discretion, shall in no event be deemed to constitute a breach of this Section 7.01(b). Section 7.02 Reasonable Efforts; Cooperations. (a) Subject to the other terms of this Agreement, each Party shall, and shall (whether directly or through its Advisors), use its reasonable best efforts to perform its obligations hereunder and to take, or cause to be taken, and do, or cause to be done, all things necessary, proper or advisable to cause the Transactions to be effected as soon as practicable, but in any event on or prior to the Outside Date, in accordance with the terms hereof, including the satisfaction of the conditions to the Closing set forth in ARTICLE VIII, and to cooperate with each other Party and its Advisors in connection with any step required to be taken as part of its obligations hereunder. (b) The obligations of Sellers pursuant to this Agreement, including this Section 7.02, shall be subject to any Orders entered, or approvals or authorizations granted or required, by or under the Bankruptcy Court or the Bankruptcy Code (including in connection with the Bankruptcy Cases), Seller’s debtor-in-possession financing, and Seller’s obligations as Debtors to comply with any Order of the Bankruptcy Court. Section 7.03 Further Assurances. Subject to the terms and conditions of this Agreement, as and when reasonably requested by any Party and at such requesting Party’s expense, any other Party will use reasonable best efforts to execute and deliver, or cause to be executed and delivered, all such information, documents and instruments and will take, or cause to be taken, all such further or other actions as such requesting Party may reasonably deem necessary or desirable to evidence and effectuate the Transactions, including, but not limited to, Seller (or an affiliate of Seller) providing Buyer with (i) a letter to each respective utility company requesting transfer of any pending interconnection application to Buyer, (ii) design plans for any Installed Systems, and (iii) such other information, documents, instruments, or direction letters as may reasonably requested by Buyer to evidence and effectuate the Transactions. Section 7.04 Insurance Matters. (a) Buyer acknowledges that, upon Closing, all nontransferable insurance coverage provided in relation to any Seller and the Purchased Assets that is maintained by the Seller or its Affiliates (whether such policies are maintained with third party insurers or with any Seller or its Affiliates) shall cease to provide any coverage to Buyer, the Purchased Assets, and the Assumed Liabilities, and no further coverage shall be available to Buyer with respect to the Business, the Purchased Assets, or the Assumed Liabilities under any such policies. From and after the Closing, Buyer shall have the right to make claims and to receive proceeds from such claims with respect to any matter to the extent related to the Purchased Assets or Assumed Liabilities for periods prior to the Closing, and Seller shall use reasonable best efforts to seek recovery or allow Buyer to seek recovery under the applicable occurrence-based insurance policies, and Seller shall cooperate with Buyer’s reasonable requests if it seeks recovery, with respect to such matters and shall remit (or, at Buyer’s request, direct any such insurer to pay directly to Buyer) any insurance 14 proceeds actually obtained with respect to such claims (net of Seller’s reasonable and documented out-of-pocket costs and expenses of seeking recovery, to the extent not otherwise paid or reimbursed by Buyer) to Buyer. (b) To the extent that (i) any insurance policies issued for the benefit of any Seller (the “Seller’s Insurance Policies”) cover any Liability relating to the Purchased Assets and relating to or arising out of Pre-Closing Matters, and (ii) the Seller’s Insurance Policies continue to offer coverage after the Closing to permit claims to be made thereunder with respect to Pre- Closing Matters, Seller shall use commercially reasonable efforts to cooperate with Buyer in submitting claims and seeking recovery with respect to Pre-Closing Matters on behalf of Buyer under the Seller’s Insurance Policies. Seller shall, on request from Buyer, with respect to any claim arising from an Assumed Liability that is covered or potentially covered by the Seller’s Insurance Policies, (A) report such claim to the appropriate insurer as promptly as practicable after such claim is reported to Sellers, and (B) instruct that any proceeds of such insurance policy are paid as soon as reasonably practicable following the Closing directly to Buyer, the attorneys handling the defense of such claim or, where applicable, to the claimant as a result of any judgment or settlement, rather than to Seller (but subject to all limitations and deductibles and exclusions under such policies and net of Seller’s out-of-pocket costs and expenses of seeking such recovery and any Taxes incurred by Seller with respect to such recovery, all of which shall be paid directly to Seller). Section 7.05 Releases. (a) As of the Closing, Seller, on behalf of itself and its Affiliates, and its and their Affiliates’ representatives, heirs, successors, and assigns (as applicable), (a) irrevocably and unconditionally waives, releases, and forever discharges the Buyer and its current, former and future Advisors, stockholders, members, directors, managers, trustees, principals, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs or executors (collectively, the “Buyer Released Parties”) from any and all rights, commitments, actions, debts, claims, counterclaims, suits, causes of action, damages, demands, losses, obligations, costs, expenses, compensation and other Liabilities of every kind and nature whatsoever, whether known or unknown, matured or contingent and whether arising in Law, in equity or otherwise, in each case based upon facts, circumstances or occurrences existing at or prior to Closing solely related to the Purchased Assets (collectively, the “Released Claims”), (b) irrevocably covenants to refrain from, directly or indirectly, asserting any claims or commencing, instituting or causing to be commenced, any Action of any kind against any Buyer Released Party with respect to the Released Claims and (c) represents to the other Parties that Seller has not assigned or transferred, nor purported to assign or transfer, to any Person all or any part of, or any interest in, any Released Claim (and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted, and any purported assignment or transfer shall be legally ineffective). Seller also hereby waives the benefits of, and any right that such Person may have under, any statute or common law principle of similar effect in any jurisdiction with respect to any Released Claim. Notwithstanding the generality of the foregoing, nothing herein constitutes a waiver or release by any Person of, and Released Claims shall not be deemed to include any claim or right arising under this Agreement or any Transaction Document, including any breach of this Agreement. For the avoidance of doubt, Released Claims shall not include any amounts due by 15 Seller to any Person involved in or related to the purchase, sale, delivery, or installation of an Installed System, including if such Person is, by assignment, Buyer. (b) As of the Closing, Buyer, on behalf of themselves and their subsidiaries (collectively, the “Buyer Releasing Parties”), representatives, heirs, successors, and assigns (as applicable), (a) irrevocably and unconditionally waives, releases, and forever discharges Seller and their current, former and future Advisors, stockholders, members, directors, managers, trustees, principals, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs or executors (collectively, the “Seller Released Parties”) from any and all Released Claims of the Buyer Releasing Parties against the Seller Released Parties, (b) irrevocably covenants to refrain from, directly or indirectly, asserting any claims or commencing, instituting or causing to be commenced, any Action of any kind against any Seller Released Party with respect to the Released Claims, and (c) represents to the other Parties that Buyer have not assigned or transferred, nor purported to assign or transfer, to any Person all or any part of, or any interest in, any Released Claim (and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted, and any purported assignment or transfer shall be legally ineffective). Buyer also hereby waives the benefits of, and any right that such Person may have under, any statute or common law principle of similar effect in any jurisdiction with respect to any Released Claim. Notwithstanding the generality of the foregoing, nothing herein constitutes a waiver or release by any Person of, and Released Claims shall not be deemed to include (i) any claim or right arising under this Agreement or any Transaction Document, including any breach of this Agreement, (ii) any claim or right such Person may have in the Ordinary Course for compensation, vacation pay, and benefits arising under such Person’s employment arrangements, (iii) any claim or right arising as a result of Fraud, and (iv) any claim in respect of bonds, indentures, notes or similar instruments of a Seller or Affiliate thereof. ARTICLE VIII CONDITIONS TO CLOSING Section 8.01 Conditions Precedent to the Obligations of Buyer and Sellers. The respective obligations of each Party to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by the party receiving the benefit of such obligation) on or prior to the Closing Date, of each of the following conditions: (a) no Law that shall be in effect that prohibits or makes illegal the Transactions; and (b) the Bankruptcy Court shall have entered the Sale Order and such order shall have become a Final Order and this Agreement shall become effective in accordance with the terms, and shall not have been stayed, reversed, or modified in a manner not reasonably acceptable to the Parties. Section 8.02 Conditions Precedent to the Obligations of Buyer. The obligations of Buyer to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by Buyer in its sole discretion), on or prior to the Closing Date, of each of the following conditions: 16 (a) (i) the representations and warranties made by Sellers in Section 5.02 (in each case, other than the Fundamental Representations) shall be true and correct in all respects as of the date of this Agreement and the Closing Date with the same force and effect as though made on and as of the Closing Date (without giving effect to materiality, Material Adverse Effect or similar phrases), except (A) that representations and warranties that are made as of a specified date need be true and correct only as of such date and (B) to the extent the failure of such representations and warranties to be true and correct as of such dates has not had or would not reasonably be expected to have a Material Adverse Effect, and (ii) the representations and warranties set forth in Section 5.02(a), Section 5.02(b), Section 5.02(c) and Section 5.02(d) (collectively, the “Fundamental Representations”) shall be true and correct (without giving effect to materiality, Material Adverse Effect or similar phrases) in all material respects as of the Closing Date as though made on and as of the date of this Agreement and the Closing Date, except that such Fundamental Representations and warranties that are made as of a specified date or period need be true and correct (in the applicable manner described above) in all material respects only as of such date or period; (b) Seller shall have performed and complied with the covenants required to be performed or complied with by Seller under this Agreement on or prior to Closing in all material respects; (c) Seller shall have delivered, or caused to be delivered, to Buyer all of the items set forth in Section 4.04; (d) the Sale Order relating to the terms of this Agreement and the authorization of the consummation of the Transaction shall be in form and substance acceptable to Buyer and consistent with the terms of this Agreement; Section 8.03 Conditions Precedent to the Obligations of Seller. The obligations of Seller to consummate the Closing are subject to the satisfaction (or to the extent permitted by Law, written waiver by Sellers in its sole discretion), on or prior to the Closing Date, of each of the following conditions: (a) the representations and warranties made by Buyer in Section 5.01 shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except that representations and warranties that are made as of a specified date need be true and correct in all material respects only as of such date; (b) Buyer shall have performed and complied with the covenants required to be performed or complied with by it under this Agreement on or prior to the Closing Date in all material respects; and (c) Buyer shall have delivered, or caused to be delivered, to Sellers all of the items set forth in Section 4.05. Section 8.04 Waiver of Conditions. Upon the occurrence of the Closing, any condition set forth in this ARTICLE VIII that was not satisfied as of the Closing will be deemed to have been waived for all purposes by the Party having the benefit of such condition as of and after the Closing. None of Buyer or Seller may rely on the failure of any condition set forth in this

17 ARTICLE VIII, as applicable, to be satisfied if such failure was caused by such Party’s failure to perform any of its obligations under this Agreement, including its obligation to use its reasonable best efforts to consummate the Transactions as required under this Agreement or otherwise comply with any provision of this Agreement, in all material respects. ARTICLE IX TERMINATION Section 9.01 Termination of Agreement. This Agreement may be terminated only in accordance with this Section 9.01. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of Seller and Buyer; (b) by written notice of either Buyer or Seller, upon the issuance of an Order by a court of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Closing or declaring unlawful the Transactions, and such Order having become final, binding and non-appealable; provided that no Party may terminate this Agreement under this Section 9.01(b) if the issuance of such Order was caused by such Party’s material breach of its obligations under this Agreement; (c) by written notice of either Buyer or Seller, if the Closing shall not have occurred on or before June 23, 2025 (the “Outside Date”); provided that a Party shall not be permitted to terminate this Agreement pursuant to this Section 9.01(c) if the failure of the Closing to have occurred by the Outside Date was caused by such Party’s material breach of any of its obligations or material breach of any of its representations or warranties under this Agreement; (d) by written notice from Seller to Buyer, if the board of directors, board of managers, or such similar governing body of the Seller determines, after consulting with counsel, in the exercise of its fiduciary duties, to pursue an Alternative Transaction, and consummates such Alternative Transaction promptly following termination hereof; (e) by written notice from Seller to Buyer, upon a material breach of any covenant or agreement on the part of Buyer, or if any representation or warranty of Buyer will have become untrue, in each case, such that the conditions set forth in Section 9.01(a) or Section 9.01(b) would not be satisfied, including a breach of Buyer’ obligation to consummate the Closing; provided that (i) if such breach is curable by Buyer (other than a breach or failure by Buyer to close within five (5) Business Days of when required pursuant to Section 4.03) then Sellers may not terminate this Agreement under this Section 9.01(d) unless such breach has not been cured by the date which is the earlier of (A) two (2) Business Days prior to the Outside Date and (B) ten (10) calendar days after Seller notifies Buyer of such breach and (ii) Seller’s right to terminate this Agreement pursuant to this Section 9.01(d) will not be available to Seller at any time that Seller is in material breach of any agreement, covenant, representation or warranty hereunder; (f) by written notice from Buyer to Seller, upon a material breach of any covenant or agreement on the part of Seller, or if any representation or warranty of Seller will have become untrue, in each case, such that the conditions set forth in Section 4.04 would not be 18 satisfied, including a breach of Seller’s obligation to consummate the Closing; provided that (i) if such breach is curable by Seller (other than a breach or failure by Seller to close within five (5) Business Days of when required pursuant to Section 4.03) then Buyer may not terminate this Agreement under this Section 9.01(f) unless such breach has not been cured by the date which is the earlier of (A) two (2) Business Days prior to the Outside Date, and (B) ten (10) calendar days after Buyer notifies Seller of such breach and (ii) the right to terminate this Agreement pursuant to this Section 9.01(f) will not be available to Buyer at any time that Buyer are in material breach of any agreement, covenant, representation or warranty hereunder; (g) by Buyer if the Bankruptcy Cases are converted to a case under Chapter 7 of the Bankruptcy Code. Section 9.02 Effect of Termination. (a) In the event of a valid termination of this Agreement pursuant to Section 9.01, this Agreement shall become null and void and no Party nor any of its partners, officers, directors, managers or equityholders will have any Liability under this Agreement; provided that this Section 9.02 and ARTICLE X shall survive any such termination; provided further that no termination will relieve any Party from any Liability for Willful Breach of this Agreement prior to the date of such termination (which, for the avoidance of doubt, will be deemed to include any failure by Buyer or Seller to consummate the Closing if and when they are obligated to do so hereunder). Nothing in this Section 9.02 will be deemed to impair the right of any Party to be entitled to specific performance or other equitable remedies to enforce specifically the terms and provisions of this Agreement prior to termination hereof. (b) Prior to the applicable Closing, in the event of any breach by any Seller of this Agreement, the sole and exclusive remedy of Buyer shall be to terminate this Agreement in accordance with Section 9.01. ARTICLE X MISCELLANEOUS Section 10.01 Cooperation. Seller and Seller’s affiliates shall use reasonable efforts to cooperate with Buyer or its assignee in all reasonable ways to assist Buyer or its assignee in fulfilling all the obligations assumed by Buyer under Section 2.01, including, among other things, doing all things that are reasonably necessary or desirable to cause all licenses and permits held by Seller relating to Installed Systems to be transferred to Buyer or its assignee or replaced with licenses or permits issued to Buyer or its assignee (at no cost to Seller), in addition to all things necessary or desirable to cause the Parties to effectuate this Agreement; for the avoidance of doubt, Seller or Seller’s affiliates shall use reasonable efforts to take all actions necessary, including executing any amendments, side letters, other documents, to give effect to that certain solar power system completion agreement dated as of April 7, 2025. Section 10.02 Entire Agreement. This Agreement and the documents referred to in this Agreement contain the entire agreement between Seller and Buyer relating to the transactions which are the subject of this Agreement and those other documents, all prior negotiations, understandings and agreements between or among any of them are superseded by this Agreement 19 and those other documents, and neither Seller nor Buyer has relied upon any statements, representations, warranties, understandings or agreements concerning or relating to the transactions that are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement or those other documents. Section 10.03 Benefit. This Agreement is for the benefit of the parties to it, their respective successors and any permitted assigns. This Agreement is not intended to be for the benefit of, or to give any rights to, anybody other than the parties to it, their Affiliates and their respective successors and any permitted assigns. Section 10.04 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to the Transaction Documents, or the negotiation, execution, or performance of this Agreement or the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against the parties hereto. No Affiliate of the Seller who is not a Party hereto, including any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, the Seller, or any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any liabilities or causes of action arising under, out of, in connection with, or related in any manner to the Transactions or Transaction Documents. Section 10.05 Assignment. Neither this Agreement nor any right of any Party under it may be assigned absent consent of the other Party. However, after the Closing Date, Buyer may assign some or all of its rights or obligations under agreements that are the subject of Section 2.01 without the consent of Seller. A change of control of Seller will not be deemed to be an assignment of this agreement. Section 10.06 Notices. Any notice or other communication under this Agreement must be in writing and will be deemed given when it is delivered in Person or sent by electronic mail, on the business day after the day on which it is delivered to a major nationwide overnight delivery service marked for next business day delivery, or on the third business day after the day on which it is mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the Party to which the notice or communication is sent): (a) If to Seller: Sunnova TEP Developer, LLC c/o Sunnova Energy Corporation 20 Greenway Plaza, Suite 540 Houston, TX 77046 20 Attention: General Counsel Email: legal@sunnova.com with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 333 W Wolf Point Plaza Chicago, IL 60654 Attention: Anup Sathy, P.C. Email: anup.sathy@kirkland.com Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Brian Schartz, P.C. Ciara Foster Margaret Reiney Jimmy Ryan Email: brian.schartz@kirkland.com ciara.foster@kirkland.com margeret.reiney@kirkland.com jimmy.ryan@kirkland.com (b) If to Buyer: Lennar Homes, LLC 2000 Fivepoint, 3rd Floor Irvine, CA 92618 Attention: Kemp Gillis Email: Kemp.Gillis@lennar.com with a copy (which shall not constitute notice) to: Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Attention: David W. Bernstein Alexander J. Nicas Email: DavidBernstein@goodwinlaw.com ANicas@goodwinlaw.com Section 10.07 Governing Law. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Agreement and any Agreement Dispute will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements

21 executed and performed entirely within such State without regards to conflicts of law principles of the State of Delaware or any other jurisdiction that would cause the Laws of any jurisdiction other than the State of Delaware to apply. Section 10.08 Survival. Except as set forth in this Section 10.08, each of the representations and warranties and the covenants and agreements (to the extent such covenant or agreement contemplates or requires performance by such Party prior to the Closing) of the parties set forth in this Agreement or in any other Transaction Document, will terminate effective immediately as of the Closing such that no claim for breach of any such representation, warranty, covenant or agreement, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought with respect thereto after the Closing. Each covenant and agreement in this Agreement or in any other Transaction Document that explicitly contemplates performance after the Closing, will, in each case and to such extent, expressly survive the Closing in accordance with its terms, and nothing in this Section 10.08 will be deemed to limit any rights or remedies of any Person for breach of any such surviving covenant or agreement. Buyer and the Seller acknowledge and agree, that the agreements contained in this Section 10.08 (a) require performance after the Closing to the maximum extent permitted by applicable Law and will survive the Closing and (b) are an integral part of the Transactions and that, without the agreements set forth in this Section 10.08, none of the parties would enter into this Agreement. Section 10.09 Acknowledgment by Buyer. (a) Buyer acknowledges and agrees, on its own behalf and on behalf of the Buyer and its Affiliates and representatives (“Buyer Group”), that the Express Representations are the sole and exclusive representations, warranties and statements of any kind made to Buyer or any member of the Buyer Group and on which Buyer or any member of the Buyer Group may rely in connection with the Transactions and the Transaction Documents. Buyer, on its own behalf and on behalf of the Buyer Group acknowledges and agrees that it has relied on, is relying on and will rely on only the Express Representations, in each case, in connection with the Transactions. (b) Buyer acknowledges and agrees, on its own behalf and on behalf of the Buyer Group, that it will not assert, institute, or maintain, and will cause each member of the Buyer Group not to assert, institute or maintain, any proceeding that makes any claim contrary to the agreements and covenants set forth in this Section 10.09. (c) Buyer acknowledges and agree, on its own behalf and on behalf of the Buyer Group, that the covenants and agreements contained in this Section 10.09 (i) require performance after the Closing to the maximum extent permitted by applicable Law and (ii) are an integral part of the Transactions and that, without these agreements set forth in this Section 10.09, the Seller would not enter into this Agreement. Section 10.10 Jurisdiction and Exclusive Venue. Each of the Parties irrevocably agrees that any Action of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal theory under which any Liability or obligation may be sought to be imposed, whether sounding in contract or in tort or under statute, or whether at law or in equity, or otherwise under any legal or equitable theory, that may be based upon, arising out of, or related to this Agreement, the negotiation, execution, or performance of this Agreement, or the Transactions and 22 any questions concerning the construction, interpretation, validity, and enforceability of this Agreement (each, an “Agreement Dispute”) brought by any other Party or its successors or assigns will be brought and determined only in (a) the Bankruptcy Court and any federal court to which an appeal from the Bankruptcy Court may be validly taken or (b) if the Bankruptcy Court is unwilling or unable to hear such Action, in the Court of Chancery of the State of Delaware (or if such court lacks jurisdiction, any other state or federal court sitting in the State of Delaware) (clauses (a) and (b), the “Chosen Courts”). Each of the Parties irrevocably submits to the exclusive jurisdiction of the Chosen Courts for the pendency of the Bankruptcy Cases for itself and with respect to its property, generally and unconditionally, with regard to any Agreement Dispute. No Party shall commence any Agreement Dispute except in the Chosen Courts, other than Actions in any court of competent jurisdiction to enforce any Order, decree, or award rendered by any Chosen Courts, and no Party will file a motion to dismiss any Agreement Dispute filed in a Chosen Court on any jurisdictional or venue-related grounds, including the doctrine of forum non conveniens. The Parties irrevocably agree that venue would be proper in any of the Chosen Courts, and each Party hereby irrevocably waives any objection that any Chosen Court is an improper or inconvenient forum for resolving any Agreement Dispute. Each of the Parties further irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 10.06. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. Section 10.11 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY AGREEMENT DISPUTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY AGREEMENT DISPUTE. EACH OF THE PARTIES AGREES AND CONSENTS THAT ANY SUCH AGREEMENT DISPUTE WILL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE IRREVOCABLE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY (I) CERTIFIES THAT NO ADVISOR OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY AGREEMENT DISPUTE, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11. Section 10.12 This Agreement may be executed by electronic signature, in multiple copies, some of which may contain the signatures of fewer than all the parties. All of those copies will be original copies of this Agreement, but all of them together will be one and the same agreement. (Signatures on following page) [Signature Page to Solar Power System Purchase Agreement] IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date shown on the first page: LENNAR HOMES, LLC By: /s/ Greg McGuff Name: Greg McGuff Title: Vice President [Signature Page to Solar Power System Purchase Agreement] SUNNOVA TEP DEVELOPER, LLC By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer

EXHIBIT 1 HOMES WITH INSTALLED SYSTEMS